POWER OF ATTORNEY


      KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned Directors and Officers of ASHLAND OIL, INC., a Kentucky corporation, which is about to file an Annual Report on Form 10-K with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, as amended, hereby constitutes and appoints JOHN R. HALL, PAUL W. CHELLGREN, THOMAS L. FEAZELL, JAMES G. STEPHENSON and DAVID L. HAUSRATH, and each of them, his true and lawful attorneys-in-fact and agents, with full power to act without the others to sign and file such Annual Report and the exhibits thereto and any and all other documents in connection therewith with the Securities and Exchange Commission, and to do and perform any and all acts and things requisite and necessary to be done in connection with the foregoing as fully as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Dated:  November 3, 1994

/s/ John R. Hall                              /s/ Mannie L. Jackson
- ------------------------------------          --------------------------------
John R. Hall, Chairman of the Board of        Mannie L. Jackson, Director
Directors, Chief Executive Officer and
Director


/s/ Paul W. Chellgren                         /s/ Patrick F. Noonan
- ------------------------------------          --------------------------------
Paul W. Chellgren, President,                 Patrick F. Noonan, Director
Chief Operating Officer and Director


/s/ J. Marvin Quin                            /s/ Jane C. Pfeiffer
- ------------------------------------          --------------------------------
J. Marvin Quin, Chief Financial               Jane C. Pfeiffer, Director
Officer and Senior Vice President


/s/ Thomas E. Bolger                          /s/ Michael D. Rose
- ------------------------------------          --------------------------------
Thomas E. Bolger, Director                    Michael D. Rose, Director


/s/ Samuel C. Butler                          /s/ William L. Rouse, Jr.
- ------------------------------------          --------------------------------
Samuel C. Butler, Director                    William L. Rouse, Jr., Director


/s/ Frank C. Carlucci                         /s/ Robert B. Stobaugh
- ------------------------------------          --------------------------------
Frank C. Carlucci, Director                   Robert B. Stobaugh, Director


/s/ James B. Farley                           /s/ James W. Vandeveer
- ------------------------------------          --------------------------------
James B. Farley, Director                     James W. Vandeveer, Director


/s/ Edmund B. Fitzgerald
- ------------------------------------
Edmund B. Fitzgerald, Director

                             EXCERPT FROM
                     MINUTES OF DIRECTOR'S MEETING
                           ASHLAND OIL, INC.
                           November 3, 1994


RESOLVED, that the Corporation's Annual Report to the Securities and Exchange Commission ("SEC") on Form 10-K (the "Form 10-K") in the form previously circulated to the Board in preparation for the meeting be, and it hereby is, approved with such changes as the Chairman of the Board, the President, any Vice President, the Secretary and David L. Hausrath ("Authorized Persons") shall approve, the execution and filing of the Form 10-K with the SEC to be conclusive evidence of such approval; provided, however, that without derogating from the binding effect of the above, it is understood that an Authorized Person shall cause the distribution prior to the filing with the SEC, of a copy of such Form 10-K to the directors in substantially that form which is to be filed with the SEC and that each director's oral concurrence with respect to such form shall be obtained prior to the filing with the SEC;

FURTHER RESOLVED, that the Authorized Persons be, and each of them hereby is, authorized to file with the SEC the Form 10-K and any amendments thereto on Form 10-K/A and/or any other applicable form; and

FURTHER RESOLVED, that the Authorized Persons, be and each of them hereby is, authorized and directed to take such other action as may be necessary and proper to implement the foregoing resolutions.